191 P-2 10/13

SUPPLEMENT DATED OCTOBER30, 2013

TO THE PROSPECTUS DATED MARCH 1, 2013

OF

TEMPLETON FOREIGN SMALLER COMPANIES FUND

(Franklin Templeton International Trust)

The prospectus is amended as follows:

The following paragraphs are added to the “Fund Summary” and “Fund Details” sections:

Effective at the close of market on December 10, 2013, the Fund is closed to new investors. Existing investors who had an open and funded account on December 10, 2013, can continue to invest through exchanges and additional purchases. The following limited exceptions apply: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on December 10, 2013, (2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the close of business on December 10, 2013, (3) employer sponsored retirement plans or benefit plans that approved the Fund as an investment option as of December 10, 2013, but have not opened an account as of that date, may open accounts and make purchases of Fund shares, provided that the initial account is opened with the Fund on or prior to February 10, 2014, (4) other Franklin Templeton Funds, (5) trustees and officers of the Trust, and (6) members of the Fund’s portfolio management team. The Fund may restrict, reject or cancel any purchase order, including an exchange request.

The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.